Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Consolidated Statements of Comprehensive Income (Loss) [Abstract]
Net income	$ 773	$ 360	$ 334
Cash flow hedging instruments:
Change in unrealized gains and losses	(93)	(15)	108
Gain (loss) in respect of derivative instruments designated for cash flow hedge, net of taxes	148	(1)	(124)
Other comprehensive gain (loss)	55	(16)	(16)
Comprehensive income	$ 828	$ 344	$ 318